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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  AUGUST 11, 2000
                                                  ---------------


                                 VOXWARE, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


           Delaware                     0-21403           36-3934824
       ------------------------------  -----------   ------------------
       (State or Other Jurisdiction    (Commission   (IRS Employer
        of Incorporation)              File Number)  Identification No.)


       168 Franklin Corner Road, Lawrenceville, N.J.              08648
  --------------------------------------------------------      ---------
  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:   (609) 514-4100
                                                      --------------

              305 College Road East, Princeton, New Jersey  08540
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On August 11, 2000, Voxware, Inc. (the "Company") issued a press release, filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          99.1  Press release issued August 11, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VOXWARE, INC.



Date: August 11, 2000              By:  /s/ Bathsheba Malsheen
                                        -----------------------
                                   Name: Bathsheba Malsheen
                                   Title:  President and Chief Executive Officer
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EXHIBIT INDEX


          99.1   Press release issued August 11, 2000.